[LOGO]

 ADVANTUS-TM-
FAMILY OF FUNDS

ANNUAL REPORT TO SHAREHOLDERS
ADVANTUS INTERNATIONAL BALANCED FUND

SEPTEMBER 30, 1997

ADVANTUS INTERNATIONAL BALANCED FUND
TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          16

STATEMENT OF OPERATIONS                      17

STATEMENTS OF CHANGES IN NET ASSETS          18

NOTES TO FINANCIAL STATEMENTS                19

INDEPENDENT AUDITORS' REPORT                 27

FEDERAL INCOME TAX INFORMATION               28

SHAREHOLDER SERVICES                         30

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholders:

The 1997 fiscal year has been a rewarding one for investors. On the equity side, despite the anticipation of a market downturn, the equity market continued to climb. Over the twelve months ending September 30, 1997, the S&P 500* gained
40.5 percent; over 26 percent of that gain was for the trailing six months. We saw a slight market decline of 5.5 percent in August, but stocks bounced back by the end of September.

As the stock market continues to push forward, some investors lose sight of the importance of maintaining a position of their assets in bonds. Investors who diversify their portfolio assets between stocks and bonds can better position their portfolio in the event of stock market downturns. There was not a stock market correction of major significance during this reporting period.

The bond market demonstrated strong performance throughout 1997. For the twelve months ending September 30, 1997, the Lehman Corporate Bond Index** returned
10.8 percent. This is a 6 percent increase over last year's return. Stable interest rates and low inflation have contributed to the bond market's stellar performance.

Your Advantus Family of Funds includes a range of equity and bond offerings. I recommend that you talk with your Ascend financial representative to ensure that your portfolio has an appropriate balance for your situation. As we continue to watch the stock market hit new highs, we cannot assume that upward moves are a continuing trend.

In the pages that follow, the Fund's manager will give you more information about the economy and conditions within the market that may have affected the Fund during this reporting period. The manager will specifically discuss your Advantus Fund's performance and share some strategies that were used to manage the Fund.

We assert that a long-range view of investing provides the greatest benefit to our shareholders. We encourage you to maintain a long-range view, and we believe that you will derive the greatest benefit by doing so.

Sincerely,

/s/ Paul Gooding
Paul Gooding, President
Advantus Capital Management, Inc.

 *The S&P 500 is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall. The Index includes approximately 380 industrials, 10 transportations, 45 financials, and 65 utilities.
**The Lehman Corporate Bond Index includes all fixed-rate, publicly traded, investment grade corporate debt with at least one year to maturity and $50 million par value outstanding.

ADVANTUS INTERNATIONAL BALANCED FUND
PERFORMANCE UPDATE
[PHOTO]
GARY CLEMONS AND
NEIL DEVLIN
TEMPLETON INVESTMENT COUNSEL, INC.
PORTFOLIO MANAGERS
The Advantus International Balanced Fund is a mutual fund designed for investors seeking a high level of total return. The
Fund hopes to achieve its objective by
investing in both stocks and debt
securities issued by companies, large and small, primarily outside the United
States. While Advantus Capital
Management, Inc. acts as investment
adviser for the Fund, Templeton
Investment Counsel, Inc. provides
investment advice to the Fund under a
subadvisory agreement.
  -Dividends paid quarterly.
  -Capital gains distributions paid annually.
PERFORMANCE

The Advantus International Balanced Fund's performance for the year ending September 30, 1997 (period from January 31, 1997, commencement of operations, to September 30, 1997 for Class B) is as follows:

Class A..........................  23.1 percent*
Class B..........................  12.3 percent*
Class C..........................  22.0 percent*

By comparison, an international equity index, the MSCI EAFE Index** posted a gain of 12.5 percent and an international bond index, the J.P. Morgan Non-U.S. Government Bond Index+ returned .2 percent for the year ended September 30, 1997.

The Fund's strong relative performance resulted from a 70 percent stock weighting, an underweighting in the poor performing Japanese market, and a full weighting in the strong performing European markets. Additionally, with the exception of the Southeast Asian countries, our emerging markets' holdings contributed meaningfully to the Fund's performance.

PORTFOLIO RECAP

Major stock markets around the world generally performed well during fiscal 1997. A benign interest rate environment and positive investment capital flows into global equity markets helped fuel solid performance.

Europe, which continues to represent our largest regional exposure, performed well. Improving economic conditions, positive earnings revisions, and continued progress on corporate restructuring provided the environment for superior stock market performance. As a result, many of our European holdings are nearing full value, and we have started to reduce exposure. However, the U.K. remains the one European market in which we continue to find value as the successful ongoing corporate restructuring and improving economy scenario do not appear to be reflected in U.K. share prices.

The emerging markets were mixed over the fiscal year. Latin American markets performed well as investors warmed to the sound economic policies of many Latin countries. However, the Southeast Asian countries experienced turmoil in equity and currency markets. These formerly stable and high growth countries now face problems reminiscent of those experienced by Mexico a few years ago. Strong capital inflows from developed countries were misallocated to investments within adequate economic justifications, currencies were pegged to the U.S. dollar instead of being allowed to float and reflect the changing economic and financial environment, companies accumulated high levels of debt (much of which were dollar dominated), the banking system became burdened by a dangerous level of nonperforming loans, and the balance of payments position of several countries became unbalanced. We expect the region will recover eventually, aided by the improved competitiveness, the devaluation will bring together

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                              SEPTEMBER 30, 1997
with the high savings rates typical in Southeast Asian economies. As one might surmise, we are now focused on identifying investment opportunities within these Southeast Asian countries.

Volatility best characterized the global fixed income market for the past year. A decline in foreign currencies versus the U.S., emergence of economic growth outside the U.S., and the shifting probability for the establishment of a common currency in Europe all contributed to a perilous global bond investing environment. The Fund's European holdings were reallocated through the sale of modest amounts of Denmark, Ireland, Spain, and the U.K. while the German position was increased. Within the dollar block of markets, assets were shifted out of Australia and into dollar denominated emerging markets assets of Latin American countries.

OUTLOOK

Based on current valuations, it is our expectation that international stock markets will likely continue to perform as well as or better than the U.S. market. Despite the inevitable volatility of returns, we remain optimistic about future prospects for our current holdings. We anticipate that the Fund will continue to hold approximately 70 percent of its assets in stocks, with the remainder in bonds.
*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The EAFE Index is an unmanaged index of common stocks from European, Asian, and Far Eastern markets.
+The J.P. Morgan Non-U.S. Government Bond Index includes all liquid foreign government issues of Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden and United Kingdom.

ADVANTUS INTERNATIONAL
BALANCED FUND
SEPTEMBER 30, 1997

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               ADVANTUS INTERNATIONAL BALANCED FUND, EAFE INDEX,
                 J.P. MORGAN NON-U.S. GOVERNMENT BOND INDEX AND
                              CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus International Balanced Fund compared to the EAFE Index, the J.P. Morgan Non-U.S. Government Bond Index and the Consumer Price Index. The four lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus International Balanced Fund (September 16, 1994 for Class A, January 31, 1997 for Class B and March 1, 1995 for Class C) through September 30, 1997.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                      16.9%
Since inception (9/16/94)                     10.8%
                              Class A    EAFE Index  J.P. Morgan Index        CPI
9/16/94                       $10,000       $10,000            $10,000    $10,000
9/30/94                         9,324         9,845             10,094     10,054
9/30/95                        10,014        10,460             11,972     10,275
9/30/96                        11,089        11,399             12,605     10,584
9/30/97                        13,650        12,819             12,639     10,818

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
Since inception (1/31/97)                      7.3%
                              Class B    EAFE Index  J.P. Morgan Index        CPI
1/31/97                       $10,000       $10,000            $10,000    $10,000
9/30/97                        10,730        11,246             10,027     10,094

                                                          ADVANTUS INTERNATIONAL
                                                                   BALANCED FUND
                                                              SEPTEMBER 30, 1997

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

   AVERAGE ANNUAL TOTAL
         RETURN:
One year                                      22.0%
Since inception (3/1/95)                      16.3%
                              Class C    EAFE Index  J.P. Morgan Index        CPI
3/1/95                        $10,000       $10,000            $10,000    $10,000
9/30/95                        11,026        11,175             11,198     10,146
9/30/96                        12,120        12,179             11,791     10,450
9/30/97                        14,780        13,696             11,822     10,682

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5 percent front-end sales charge for Class A shares. Sales charges pay for your financial professional's investment advice. Individuals cannot buy even an unmanaged index fund without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

ADVANTUS INTERNATIONAL
BALANCED FUND
SEPTEMBER 30, 1997

FIVE LARGEST COMMON STOCK HOLDINGS

                                                                   % OF
                                                                  COMMON
                                                     MARKET        STOCK
COMPANY                                  SHARES      VALUE       PORTFOLIO
--------------------------------------  --------   ----------   -----------
BTR...................................  340,800    $1,381,102          3.4%
British Steel PLC.....................  459,700     1,320,360          3.2%
YPF Sociedad Anonima ADS..............   35,200     1,298,000          3.1%
Deutsche Bank.........................   17,950     1,260,220          3.1%
AXA...................................   17,465     1,172,583          2.8%
                                                   ----------          ---
                                                   $6,432,265         15.6%
                                                   ----------          ---
                                                   ----------          ---

FIVE LARGEST BOND HOLDINGS

                                                                   % OF
                                                     MARKET        BOND
COMPANY                                              VALUE       PORTFOLIO
--------------------------------------             ----------   -----------
Federal Republic of Germany--5.250%, 02/21/01...   $1,281,728          7.6%
Federal Republic of Germany--8.750%, 08/20/01...    1,266,691          7.5%
Government of Spain--12.250%, 03/25/00..........    1,229,673          7.3%
United Kingdom--8.000%, 12/07/00................    1,185,884          7.1%
Italy Government--10.500%, 07/15/00.............    1,158,257          6.9%
                                                   ----------          ---
                                                   $6,122,233         36.4%
                                                   ----------          ---
                                                   ----------          ---

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 1997
           (Percentages of each investment category relate to total net assets.)

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
COMMON STOCKS (68.1%)
  ARGENTINA (2.2%)
    Oil and Energy (2.2%)
       35,200   YPF Sociedad Anonima ADS................................................................  $  1,298,000
                                                                                                          ------------
  AUSTRALIA (1.6%)
    Building Materials and Components (1.6%)
      248,995   Pioneer International...................................................................       847,865
       98,500   David Jones, Ltd........................................................................       144,410
                                                                                                          ------------
                                                                                                               992,275
                                                                                                          ------------
  AUSTRIA (1.0%)
    Electrical and Electronics (.7%)
        1,900   VA Technologie (e)......................................................................       407,547
    Utilities--Gas and Electric (.3%)
        1,650   EVN Energie-Versorung...................................................................       201,919
                                                                                                          ------------
                                                                                                               609,466
                                                                                                          ------------
  BELGIUM (.6%)
    Chemicals (.6%)
        4,300   Union Miniere NPV (b)...................................................................       352,140
                                                                                                          ------------
  BRAZIL (2.0%)
    Financial (.2%)
      182,000   Banco ITAU..............................................................................       117,623
    Telecommunications (1.8%)
    1,253,300   Telecomunicacoes Brasileiras............................................................       143,578
        7,100   Telecomunicacoes Brasileiras ADR........................................................       914,125
                                                                                                          ------------
                                                                                                             1,175,326
                                                                                                          ------------
  CANADA (1.2%)
    Banking (.7%)
       15,500   Canadian Imperial Bank of Commerce......................................................       446,511
    Mining and Metals--Container (.5%)
       16,300   Oshawa Group, Ltd.......................................................................       281,970
                                                                                                          ------------
                                                                                                               728,481
                                                                                                          ------------
  CHINA (.8%)
    Chemicals (.8%)
    1,150,000   Yizheng Chemical Fibre Company..........................................................       501,616
                                                                                                          ------------
  CZECH REPUBLIC (.5%)
    Energy Services (.5%)
        9,465   Ceske Energeticke.......................................................................       303,273
                                                                                                          ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  FINLAND (2.6%)
    Telecommunications (.8%)
        5,300   Nokia...................................................................................  $    498,363
    Banking (.9%)
      118,000   Merita, Ltd.............................................................................       560,363
    Wholesale and International Trade (.9%)
       15,000   Amer Group (b)..........................................................................       326,364
       23,500   Metsa-Serla.............................................................................       219,639
                                                                                                          ------------
                                                                                                             1,604,729
                                                                                                          ------------
  FRANCE (9.0%)
    Banking (2.0%)
        3,300   Banque Nationale de Paris ADR 144A(e)...................................................       166,273
       20,587   Banque Nationale de Paris...............................................................     1,038,032
    Financial (.2%)
        2,200   Credit Commercial France................................................................       129,150
    Electrical and Electronics (.5%)
        2,405   Alcatel Alsthom.........................................................................       320,099
    Multi-Industry (.4%)
        1,000   Marine Wendel...........................................................................       107,962
        2,000   Pechiney SA.............................................................................        96,154
          610   Bertrand Faure (b)......................................................................        39,915
    Energy Sources (1.1%)
        5,070   Societe Nationale Elf Aquitaine.........................................................       677,368
    Health and Personal Care (1.2%)
       17,935   Rhone-Poulenc...........................................................................       714,011
    Insurance (1.9%)
       17,465   AXA.....................................................................................     1,172,583
    Transportation (1.7%)
       34,053   Regie Nationale Des Usines Renault......................................................     1,010,446
                                                                                                          ------------
                                                                                                             5,471,993
                                                                                                          ------------
  GERMANY (2.1%)
    Banking (2.1%)
       17,950   Deutsche Bank...........................................................................     1,260,220
                                                                                                          ------------
  HONG KONG (4.9%)
    Financial Services (.1%)
       28,000   Peregrine Investment Holdings...........................................................        47,586
    Multi-Industry (2.3%)
       61,000   Hutchison Whampoa.......................................................................       601,131
      245,600   C. P. Pokphand Co., Ltd.................................................................        81,734
       86,600   Jardine Matheson Holdings...............................................................       701,460

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  HONG KONG--CONTINUED
    Electrical and Electronics (.4%)
       73,900   Hong Kong Aircraft Engineering Co. Ltd..................................................  $    239,727
    Transportation (2.0%)
       45,000   Swire Pacific Class A...................................................................       344,588
      352,400   Swire Pacific Class B...................................................................       521,484
      102,628   Jardine Strategic Holdings..............................................................       402,302
    Utilities, Gas and Electric (.1%)
        9,500   Hong Kong Electrical Holdings...........................................................        35,360
                                                                                                          ------------
                                                                                                             2,975,372
                                                                                                          ------------
  INDONESIA (.5%)
    Financial Services (.3%)
      200,000   J.F. Indonesia Fund.....................................................................       196,446
    Forest Products and Paper (.2%)
      151,500   P.T. Barito Pacific Timber..............................................................        96,997
    Utilities (--)
          200   P.T. Indostat ADR.......................................................................         5,250
                                                                                                          ------------
                                                                                                               298,693
                                                                                                          ------------
  ITALY (1.5%)
    Telecommunications (.7%)
       63,000   Sirti...................................................................................       395,233
    Transportation (.8%)
      139,370   Fiat....................................................................................       497,548
                                                                                                          ------------
                                                                                                               892,781
                                                                                                          ------------
  KOREA (.2%)
    Financial Services (.2%)
            4   Korea International Trust...............................................................       107,000
                                                                                                          ------------
  MEXICO (1.4%)
    Chemicals (.4%)
       48,000   Vitro...................................................................................       247,072
    Mining and Metals (.8%)
      120,000   Grupo Mexico (b)........................................................................       468,665
    Utilities--Gas and Electric (.2%)
        2,800   Telefonos de Mexico ADR.................................................................       144,900
                                                                                                          ------------
                                                                                                               860,637
                                                                                                          ------------
  NETHERLANDS (3.5%)
    Broadcasting, Advertising and Publishing (1.1%)
       14,500   International Nederlanden Group.........................................................       666,315
    Building Materials and Components (.3%)
        6,850   European Vinyls.........................................................................       161,865

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  NETHERLANDS--CONTINUED
    Electrical and Electronics (1.7%)
       12,200   Philips Electronics.....................................................................  $  1,032,921
    Merchandising (.4%)
        4,320   Koninklijke Bijenkorf Beheer............................................................       276,271
                                                                                                          ------------
                                                                                                             2,137,372
                                                                                                          ------------
  NEW ZEALAND (2.1%)
    Building Materials and Components (.2%)
       27,000   Fletcher Challenge Building.............................................................        88,167
    Energy Services (.2%)
       27,000   Fletcher Challenge Energy...............................................................       122,051
    Forest Products and Paper (.7%)
       19,643   Fletcher Challenge Forestry.............................................................        24,525
      171,400   Carter Holt Harvey, Ltd.................................................................       372,036
    Transportation (.4%)
      100,000   Air New Zealand Ltd.....................................................................       257,395
    Wholesale and International Trade (.6%)
      438,750   Brierley Investments....................................................................       379,250
                                                                                                          ------------
                                                                                                             1,243,424
                                                                                                          ------------
  NORWAY (2.6%)
    Energy Sources (.8%)
       23,000   Saga Petroleum..........................................................................       486,018
    Health and Personal Care (1.4%)
       11,700   Nycomed (b).............................................................................       265,366
       25,900   Hafslund Nycomed........................................................................       556,420
    Mining and Metals--Container (.4%)
       13,000   Elkem...................................................................................       230,753
                                                                                                          ------------
                                                                                                             1,538,557
                                                                                                          ------------
  PHILIPPINES (.2%)
    Telecommunications (.2%)
        5,300   Philippine Long Distance Telephone......................................................       144,545
                                                                                                          ------------
  PORTUGAL (.4%)
    Banking (.4%)
        9,660   Banco Portugues de Investimento.........................................................       220,007
                                                                                                          ------------
  SOUTH AFRICA (.9%)
    Forest Products and Paper (.4%)
       27,478   Sappi, Ltd..............................................................................       218,810
    Mining and Metals (.5%)
       17,528   Anglo American Platinum.................................................................       303,796
                                                                                                          ------------
                                                                                                               522,606
                                                                                                          ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  SPAIN (3.5%)
    Energy Sources (.7%)
       10,800   Repsol..................................................................................  $    466,953
    Telecommunications (1.2%)
       23,000   Telefonica de Espana....................................................................       723,086
    Utilities--Gas and Electric (1.6%)
       15,200   Empresa Nacional de Electricidad........................................................       324,521
       50,072   Iberdrola...............................................................................       615,914
                                                                                                          ------------
                                                                                                             2,130,474
                                                                                                          ------------
  SWEDEN (5.7%)
    Broadcasting, Advertising and Publishing (.1%)
        3,300   Marieberg Tidnings......................................................................        91,297
    Business and Public Service (1.2%)
       24,000   Esselte.................................................................................       692,435
        2,250   Naeckebro (b)...........................................................................        31,420
    Forest Products and Paper (.8%)
       27,000   Stora Kopparbergs Bergslags.............................................................       457,078
    Health and Personal Care (1.5%)
       18,933   Astra...................................................................................       334,232
       16,900   Svenska Handelsbanken...................................................................       585,553
    Metals and Mining (.5%)
       16,900   Granges.................................................................................       307,248
    Transportation (1.6%)
        8,400   Autoliv.................................................................................       357,000
       20,800   Volvo...................................................................................       596,000
                                                                                                          ------------
                                                                                                             3,452,263
                                                                                                          ------------
  SWITZERLAND (.8%)
    Electrical and Electronics (.7%)
          270   BBC Brown Boveri Ltd....................................................................       398,032
    Health and Personal Care (.1%)
           51   Societe Generale de Surveillance........................................................        89,329
                                                                                                          ------------
                                                                                                               487,361
                                                                                                          ------------
  THAILAND (.1%)
    Building Materials and Components (.1%)
       17,400   Siam City Cement Public Co. Ltd.........................................................        62,005
    Financial Services (--)
          539   Thai Fund...............................................................................         5,996
                                                                                                          ------------
                                                                                                                68,001
                                                                                                          ------------

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
  UNITED KINGDOM (16.2%)
    Chemicals (2.1% )
       98,900   Courtaulds PLC..........................................................................  $    541,830
      231,000   Harrisons & Crosfield PLC...............................................................       457,831
        8,500   Imperial Chemical.......................................................................       137,786
       36,000   Somerfield PLC..........................................................................       116,307
    Financial (.8%)
       67,100   Tate & Lyle.............................................................................       476,274
    Banking (.3%)
        5,681   Barclays Bank...........................................................................       153,284
    Building Materials and Components (.8%)
      114,781   BICC....................................................................................       307,020
       54,900   Hepworth PLC (b)........................................................................       184,003
    Drugs (1.5%)
      276,500   Medeva..................................................................................       931,171
    Electrical and Electronics (.5%)
       15,500   Waste Management International ADR (b)..................................................       125,938
       38,000   Waste Management International PLC......................................................       154,302
    Energy Services (3.8%)
      220,700   BG PLC..................................................................................       958,406
      152,500   Centrica PLC (b)........................................................................       228,529
       57,000   British Telecommunications..............................................................       376,112
       25,833   Hyder...................................................................................       381,501
       25,510   Thames Water Group......................................................................       358,850
    Food and Household Products (1.1%)
      531,893   Albert Fisher Group.....................................................................       317,113
      128,429   Hillsdown Holdings......................................................................       348,699
    Merchandising (.3%)
       30,100   Kwik Save Group.........................................................................       169,028
    Mining and Metals (2.2%)
      459,700   British Steel PLC.......................................................................     1,320,360
    Transportation (2.8%)
       17,050   BTR PLC.................................................................................        67,408
      340,800   BTR.....................................................................................     1,381,102
      128,200   Thorn PLC...............................................................................        41,315
      109,885   Thorn...................................................................................       247,888
                                                                                                          ------------
                                                                                                             9,782,057
                                                                                                          ------------
                Total common stocks (cost: $32,027,407).................................................    41,158,669
                                                                                                          ------------

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
   SHARES                                                                                                   VALUE(a)
-------------                                                                                             ------------
PREFERRED STOCKS (3.8%)
  ARGENTINA (.6%)
    Multi-Industry (.6%)
        5,010   Compania de Inversiones en Telecomunications convertible preferred-7.00% (d)............  $    355,710
                                                                                                          ------------
  BRAZIL (1.1%)
    Banking (1.1%)
    2,451,000   Unibanco................................................................................        87,927
   54,461,000   Banco Bradesco..........................................................................       574,189
                                                                                                          ------------
                                                                                                               662,116
                                                                                                          ------------
  ITALY (1.1%)
    Telecommunications (1.1%)
      167,000   Telecom Italia..........................................................................       649,901
                                                                                                          ------------
  MEXICO (.4%)
    Utilities--Gas and Electric (.4%)
        5,550   Nacional Financiera.....................................................................       259,463
                                                                                                          ------------
  SPAIN ( .5%)
    Banks ( .5%)
        9,700   Argentaria Bancaria ADR.................................................................       287,363
                                                                                                          ------------
  UNITED KINGDOM (.1%)
    Energy Services (.1%)
       27,900   Hyder...................................................................................        50,688
                                                                                                          ------------
                Total preferred stocks (cost: $1,556,856)...............................................     2,265,241
                                                                                                          ------------

  PRINCIPAL
-------------
LONG-TERM DEBT SECURITIES (27.8%)
  AUSTRALIA (1.8%)
    Government (1.8%)
    1,285,000   Australian Government (Australian Dollar) (c).....................     9.500%   08/15/03     1,100,497
                                                                                                          ------------
  CANADA (4.0%)
    Government (4.0%)
      823,000   Canadian Government Bond (Canadian Dollar) (c)....................    10.500%   07/01/00       679,696
      821,000   Canadian Government Bond (Canadian Dollar) (c)....................    10.500%   03/01/01       694,279
    1,230,000   Canadian Government Bond (Canadian Dollar) (c)....................    10.000%   05/01/02     1,061,899
                                                                                                          ------------
                                                                                                             2,435,874
                                                                                                          ------------
  DENMARK (2.5%)
    Government (2.5%)
    6,895,000   Kingdom of Denmark (Danish Krone) (c).............................     9.000%   11/15/00     1,157,356

              See accompanying notes to investments in securities.

ADVANTUS INTERNATIONAL BALANCED FUND
INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
  PRINCIPAL                                                                                                 VALUE(a)
-------------                                                                                             ------------
  DENMARK--CONTINUED
    2,050,000   Kingdom of Denmark (Danish Krone) (c).............................     8.000%   05/15/03  $    343,283
                                                                                                          ------------
                                                                                                             1,500,639
                                                                                                          ------------
  GERMANY (6.7%)
    Government (6.7%)
    1,960,000   Federal Republic of Germany (Deutsch Mark) (c)....................     8.750%   08/20/01     1,266,691
      375,000   Federal Republic of Germany (Deutsch Mark) (c)....................     6.000%   09/15/03       223,011
      385,000   Federal Republic of Germany (Deutsch Mark) (c)....................     5.375%   02/22/99       222,547
    2,215,000   Federal Republic of Germany (Deutsch Mark) (c)....................     5.250%   02/21/01     1,281,728
    1,650,000   Treuhandanstalt (Deutsch Mark) (c)................................     7.750%   10/01/02     1,049,185
                                                                                                          ------------
                                                                                                             4,043,162
                                                                                                          ------------
  UNITED KINGDOM (2.0%)
    Government (2.0%)
      710,000   United Kingdom (British Sterling Pound) (c).......................     8.000%   12/07/00     1,185,884
       20,000   United Kingdom (British Sterling Pound) (c).......................     7.000%   11/06/01        32,708
                                                                                                          ------------
                                                                                                             1,218,592
                                                                                                          ------------
  HONG KONG (.6%)
    Finance (.6%)
      400,000   PIV Investment Finance (U.S. Dollar) (c)..........................     4.500%   12/01/00       350,000
                                                                                                          ------------
  ITALY (3.5%)
    Government (3.5%)
1,770,000,000   Italy Government (Italian Lira) (c)...............................    10.500%   07/15/00     1,158,257
1,400,000,000   Buoni Poliennali Del Tes (Italian Lira) (c).......................    10.000%   08/01/03       974,442
                                                                                                          ------------
                                                                                                             2,132,699
                                                                                                          ------------
  SPAIN (2.8%)
    Government (2.8%)
  157,580,000   Government of Spain (Spanish Peseta) (c)..........................    12.250%   03/25/00     1,229,673
   55,000,000   Government of Spain (Spanish Peseta) (c)..........................    10.900%   08/30/03       468,653
                                                                                                          ------------
                                                                                                             1,698,326
                                                                                                          ------------
  SWEDEN (2.6%)
    Government (2.6%)
    3,000,000   Sweden Kingdom (Swedish Krona) (c)................................    13.000%   06/15/01       501,536
    6,600,000   Sweden Kingdom (Swedish Krona) (c)................................    10.250%   05/05/03     1,056,125
                                                                                                          ------------
                                                                                                             1,557,661
                                                                                                          ------------
  UNITED STATES (1.3%)
    Government (1.3%)
      192,000   U.S. Treasury Note (U.S. Dollar) (c)..............................     5.125%   04/30/98       191,626

              See accompanying notes to investments in securities.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                            INVESTMENTS IN SECURITIES--CONTINUED

                                                                                                             MARKET
  PRINCIPAL                                                                                                 VALUE(a)
-------------                                                                                             ------------
  UNITED STATES--CONTINUED
   70,000,000   Federal National Mortgage Association (Japanese Yen) (c)..........     2.125%   10/09/07  $    579,022
                                                                                                          ------------
                                                                                                               770,648
                                                                                                          ------------
                Total long-term debt securities (cost: $16,851,200).....................................    16,808,098
                                                                                                          ------------
                Total investments in securities (cost: $50,435,463) (f).................................  $ 60,232,008
                                                                                                          ------------
                                                                                                          ------------

Notes to Investments in Securities
----------------------------
(a) Securites are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) Principal amounts for foreign debt securities are denominated in the currencies indicated.
(d) PRIDES--Preferred Redeemed Increased Dividend Equity Securities are structured as convertible preferred secuities issued by a company. Investors receive an enhanced yield but based upon a specific formula, potential appreciation is limited. PRIDES pay dividends, have voting rights, are noncallable for three years and upon maturity, convert into shares of common stock.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See note 8 to the financial statements). Information concerning the illiquid securities held at September 30, 1997, which includes acquisition date and cost, is as follows:

     SECURITY:                                              DATE        COST
     --------------------------------------------------  ----------   ---------
     Banque Nationale de Paris ADR.....................   Various     $ 131,337
     VA Technologies...................................   Various       180,320
                                                                      ---------
                                                                      $$311,657
                                                                      ---------
                                                                      ---------

(f) At September 30, 1997 the cost of securities for federal income tax purposes was $51,069,330 the aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

     Gross unrealized appreciation.................................  $10,952,270
     Gross unrealized depreciation.................................  (1,789,592)
                                                                     ----------
     Net unrealized appreciation...................................  $9,162,678
                                                                     ----------
                                                                     ----------

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

                                       ASSETS
Investments in securities, at market value--see accompanying schedule for detailed listing (identified cost: $50,435,463)..................  $ 60,232,008
Cash in bank on demand deposit........................................       895,193
Receivable for investment securities sold.............................         7,877
Accrued interest and dividends receivable.............................       552,566
Unrealized appreciation on forward foreign currency contracts held, at
 value (note 4).......................................................        70,490
Receivable for fund shares sold.......................................        68,126
Receivable for refundable foreign income taxes withheld...............        68,963
Organizational costs (note 6).........................................        15,857
                                                                        ------------
    Total assets......................................................    61,911,080
                                                                        ------------
                                    LIABILITIES
Payable for investment securities purchased...........................       973,117
Payable for fund shares repurchased...................................        16,949
Payable to Adviser....................................................       306,602
Unrealized depreciation on forward foreign currency contracts held, at
 value (note 4).......................................................       212,263
                                                                        ------------
    Total liabilities.................................................     1,508,931
                                                                        ------------
Net assets applicable to outstanding capital stock....................  $ 60,402,149
                                                                        ------------
                                                                        ------------
Represented by:
  Capital stock--authorized 10 billion shares (Class A--2 billion shares, Class B--2 billion shares, Class C--2 billion shares and 4
   billion unallocated) of $.01 par value (note 1)....................  $     45,477
  Additional paid-in capital..........................................    48,550,558
  Undistributed net investment income.................................       357,158
  Accumulated net realized gains from investments.....................     1,843,788
  Unrealized appreciation of investments and translation of assets and
   liabilities in foreign currencies..................................     9,605,168
                                                                        ------------
    Total--representing net assets applicable to outstanding capital stock............................................................  $ 60,402,149
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class A shares...................  $ 54,090,306
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class B shares...................  $  2,286,525
                                                                        ------------
                                                                        ------------
Net assets applicable to outstanding Class C shares...................  $  4,025,318
                                                                        ------------
                                                                        ------------
Shares outstanding and net asset value per share:
  Class A--Shares outstanding 4,070,942...............................  $      13.29
                                                                        ------------
                                                                        ------------
  Class B--Shares outstanding 172,870.................................  $      13.23
                                                                        ------------
                                                                        ------------
  Class C--Shares outstanding 303,938.................................  $      13.24
                                                                        ------------
                                                                        ------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                         STATEMENT OF OPERATIONS
                                                   YEAR ENDED SEPTEMBER 30, 1997

Investment income:
  Interest............................................................  $   935,920
  Dividends (net of foreign withholding taxes of $152,410)............    1,118,875
                                                                        -----------
      Total investment income.........................................    2,058,161
                                                                        -----------
Expenses (note 5):
  Investment advisory fee.............................................      436,431
  Distribution fees--Class A..........................................      136,318
  Distribution fees--Class B..........................................        6,084
  Distribution fees--Class C..........................................       31,804
  Administrative services fee.........................................       34,000
  Custodian fees......................................................       90,834
  Auditing and accounting services....................................       47,611
  Legal fees..........................................................       11,449
  Amortization of organizational costs................................        8,273
  Directors' fees.....................................................        2,084
  Registration fees...................................................       44,131
  Printing and shareholder reports....................................       36,581
  Insurance...........................................................        5,297
  Other...............................................................        9,659
                                                                        -----------
      Total expenses..................................................      900,556
  Less fees and expenses waived or absorbed:
    Class A distribution fees.........................................      (68,159)
    Other fund expenses...............................................      (46,576)
                                                                        -----------
      Total fees and expenses waived or absorbed......................     (114,735)
                                                                        -----------
      Total net expenses..............................................      785,821
                                                                        -----------
      Investment income--net..........................................    1,272,340
                                                                        -----------
Realized and unrealized gains (losses) on investments and foreign currencies:
  Net realized gains from:
    Investments (note 3)..............................................    2,693,682
    Foreign currency transactions.....................................      301,745
                                                                        -----------
                                                                          2,995,427
                                                                        -----------
  Net change in unrealized appreciation or depreciation on:
    Investments.......................................................    6,339,782
    Translation of assets and liabilities in foreign currencies.......     (213,893)
                                                                        -----------
                                                                          6,125,889
                                                                        -----------
      Net gains on investments and foreign currencies.................    9,121,316
                                                                        -----------
Net increase in net assets resulting from operations..................  $10,393,656
                                                                        -----------
                                                                        -----------

                See accompanying notes to financial statements.

ADVANTUS INTERNATIONAL BALANCED FUND
STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED SEPTEMBER 30, 1997 AND 1996

                                                        1997           1996
                                                    ------------   ------------
Operations:
  Investment income--net..........................  $  1,272,340   $    857,493
  Net realized gains on investments and foreign
   currency transactions..........................     2,995,427        849,245
  Net change in unrealized appreciation or
   depreciation on investments and translation of
   assets and liabilities in foreign currencies...     6,125,889      1,995,086
                                                    ------------   ------------
      Increase in net assets resulting from
       operations.................................    10,393,656      3,701,824
                                                    ------------   ------------
Distributions to shareholders from:
  Investment income--net:
    Class A.......................................    (1,495,458)      (902,736)
    Class B.......................................       (11,375)            --
    Class C.......................................       (75,167)       (19,264)
  Net realized gains on investments:
    Class A.......................................    (1,004,915)      (634,933)
    Class B.......................................            --             --
    Class C.......................................       (55,877)        (8,696)
                                                    ------------   ------------
      Total distributions.........................    (2,642,792)    (1,565,629)
                                                    ------------   ------------
Capital share transactions (notes 5 and 7):
  Proceeds from sales:
    Class A.......................................     9,097,887      7,982,293
    Class B.......................................     2,167,154             --
    Class C.......................................     2,195,751      1,560,752
  Proceeds from shares issued as a result of
   reinvested dividends:
    Class A.......................................     1,286,463        396,003
    Class B.......................................        11,206             --
    Class C.......................................       139,181         26,804
  Payments for redemption of shares:
    Class A.......................................    (3,815,092)    (1,025,826)
    Class B.......................................       (38,976)            --
    Class C.......................................      (584,091)      (163,009)
                                                    ------------   ------------
      Increase in net assets from capital share
       transactions...............................    10,459,483      8,777,017
                                                    ------------   ------------
      Total increase in net assets................    18,210,347     10,913,212
Net assets at beginning of year...................    42,191,802     31,278,590
                                                    ------------   ------------
Net assets at end of year (including undistributed
 net investment income of $357,158 and $348,350,
 respectively)....................................  $ 60,402,149   $ 42,191,802
                                                    ------------   ------------
                                                    ------------   ------------

                See accompanying notes to financial statements.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 1997

(1) ORGANIZATION
    The Advantus International Balanced Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund is designed for investors seeking a high level of total return through investing in both stocks and debt securities primarily outside the United States.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding period declines as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and from 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of distribution fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than distribution fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

    On June 20, 1994, MIMLIC Asset Management Company (MIMLIC Management) purchased 15,000 Class A shares for $150,000. Operations of the Fund did not formally commence until September 16, 1994 when the shares became effectively registered under the Securities Exchange Act of 1933. The Minnesota Mutual Life Insurance Company (Minnesota Mutual), the parent of MIMLIC Management, purchased 1,476,997 Class A shares for $15 million prior to commencement of operations.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the period. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price or by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED) value as determined in good faith by the Board of Directors. Short-term securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost which approximates market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FOREIGN CURRENCY TRANSLATIONS AND FORWARD FOREIGN CURRENCY CONTRACTS

    Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with net realized and unrealized gains or losses from investments.

    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other then investments in securities, resulting from changes in the exchange rate.

    The Fund also may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation and depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income (loss) or realized gains (losses) were recorded by the Fund.

    On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment was made to decrease additional paid-in capital $8,273, increase undistributed net investment income $318,468 and decrease accumulated gains $310,195.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)
  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS
    For the year ended September 30, 1997 purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $46,766,515 and $35,174,738, respectively.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(4) FORWARD FOREIGN CURRENCY CONTRACTS
    On September 30, 1997, the Fund had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

 EXCHANGE         CURRENCY TO              CURRENCY TO         UNREALIZED     UNREALIZED
   DATE          BE DELIVERED              BE RECEIVED        APPRECIATION   DEPRECIATION
----------  -----------------------  -----------------------  -------------  -------------
 10/9/97         817,900  US$           1,475,000  DEM         $    17,774    $        --
 10/9/97         817,900  US$           1,475,000  DEM              17,774             --
 10/17/97        833,079  US$           1,475,000  DEM               3,081             --
 10/17/97        831,407  US$           1,475,000  DEM               4,753             --
 10/8/97         828,638  US$           1,475,000  DEM               6,975             --
 10/14/97        828,908  US$           1,475,000  DEM               7,070             --
 10/20/97        831,407  US$           1,475,000  DEM               4,935             --
 10/7/97         837,117  US$           1,475,000  DEM                  --          1,564
 10/1/97          46,732  US$              28,643  GBP                  --            577
 10/2/97          60,032  US$              37,068  GBP                  --            302
 10/3/97          13,636  US$               8,379  GBP                  --            140
 10/6/97         153,032  US$              94,482  GBP                  --            892
 10/6/97          17,120  US$              10,561  GBP                  --            113
 10/6/97          24,891  US$              24,890  FRF                  --              1
 10/9/97          70,718  US$             416,458  FRF                  --            314
 10/6/97         577,678  US$          69,743,100  JPY               1,294             --
 10/9/97           5,621  US$              43,426  HKD                  --             10
 10/6/97       2,950,000  DEM           1,627,021  US$                  --         43,962
 10/7/97       1,475,000  DEM             814,422  US$                  --         21,130
 10/8/97       1,475,000  DEM             814,985  US$                  --         20,628
 10/9/97       2,950,000  DEM           1,631,592  US$                  --         39,755
 10/9/97       2,950,000  DEM           1,636,389  US$                  --         35,080
 10/14/97      1,475,000  DEM             823,043  US$                  --         12,935
 10/17/97      1,475,000  DEM             839,022  US$               2,862             --
 10/17/97      1,475,000  DEM             836,315  US$                 155             --
 10/20/97      1,475,000  DEM             836,690  US$                 347             --
 10/28/97      5,900,000  DEM           3,314,793  US$                  --         32,523
 10/7/97       1,475,000  DEM             839,022  US$               3,470             --
 11/26/97        573,000  AUD             416,022  US$                  --            164
 11/26/97     70,000,000  JPY             582,945  US$                  --          2,173
                                                              -------------  -------------
                                                               $    70,490    $   212,263
                                                              -------------  -------------
                                                              -------------  -------------

AUD     Australian Dollar
DEM     German Deutch Mark
JPY     Japanese Yen
FRF     French Franc
GBP     British Pound
HKD     Hong Kong Dollar
US$     United States Dollar

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(5) EXPENSES AND RELATED PARTY TRANSACTIONS
    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of MIMLIC Management. Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. In addition, as part of the advisory fee, Advantus Capital pays the expenses of the Fund's transfer, dividend disbursing and redemption agent (Minnesota Mutual). The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .95 percent on the first $25 million in net assets, .80 percent on the next $25 million, .75 percent on the next $50 million and .65 percent on net assets in excess of $100 million.

    Advantus Capital has a sub-advisory agreement with Templeton Investment Counsel, Inc. (Templeton). From its advisory fee, Advantus Capital pays Templeton a fee equal to an annual rate of .70 percent on the first $25 million in net assets, .55 percent on the next $25 million, .50 percent on the next $50 million and .40 percent on net assets in excess of $100 million.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain distribution expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays distribution fees to Ascend Financial Services, Inc. (Ascend), formerly known as MIMLIC Sales Corporation, the underwriter of the Fund and wholly-owned subsidiary of MIMLIC Management, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a fee up to .30 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee of up to 1.00 percent of average daily net assets of Class B and Class C shares. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee. Ascend is currently waiving that portion of Class A distribution fees which exceeds, as a percentage of average daily net assets, .15 percent. Ascend waived Class A distribution fees in the amount of $68,159 for the year ended September 30, 1997.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund pays an administrative services fee to Minnesota Mutual for accounting, auditing, legal and other administrative services which Minnesota Mutual provides. Prior to February 1, 1997 the administrative services fee for the Fund was $2,500 per month. Effective February 1, 1997 the administrative services fee is $3,000 per month.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. For the year ended September 30, 1997, Advantus Capital voluntarily agreed to absorb $46,576 in expenses which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $325,230.

    As of September 30, 1997, Minnesota Mutual and subsidiaries and the directors and officers of the Fund as a whole owned 2,547,701 shares or 62.6% of the Fund's Class A shares.

    During the year ended September 30, 1997, legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $11,449.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

(6) ORGANIZATIONAL COSTS
    The Fund incurred organizational expenses in connection with the start-up and initial registration. These costs will be amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares held by MIMLIC Management, or any other holder, representing initial capital of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by the pro rata portion (based on the ratio that the number of initial shares redeemed bears to the total number of outstanding initial shares of the Fund at the date of redemption) of the unamortized organizational cost balance.

(7) CAPITAL SHARE TRANSACTIONS
    Transactions in shares for the years ended September 30, 1997 and 1996 (period from January 31, 1997, date of inception, to September 30, 1997 for Class B) were as follows:

                                                                      CLASS A          CLASS B         CLASS C
                                                               ---------------------  ---------  --------------------
                                                                  1997       1996       1997       1997       1996
                                                               ----------  ---------  ---------  ---------  ---------
Sold.........................................................     738,147    724,776    175,607    181,585    140,775
Issued for reinvested distributions..........................     107,948     36,110        896     11,492      2,460
Redeemed.....................................................    (310,600)   (93,685)    (3,633)   (48,011)   (14,985)
                                                               ----------  ---------  ---------  ---------  ---------
                                                                  535,495    667,201    172,870    145,066    128,250
                                                               ----------  ---------  ---------  ---------  ---------
                                                               ----------  ---------  ---------  ---------  ---------

(8) ILLIQUID SECURITIES
    At September 30, 1997, investments in securities includes issues which generally cannot be offered for sale to the public without first being registered under the Securities Act of 1933 (illiquid security). In the event the securities are registered, those carrying registration rights allow for the issuer to bear all the related costs; for issues without rights, the Fund may incur such costs. The Fund currently limits investments in illiquid securities to 10% of net assets at the time of the purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 1997 was $573,820 which represents 1.0% of net assets.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                        NOTES TO FINANCIAL STATEMENTS--CONTINUED

(9) FINANCIAL HIGHLIGHTS
    Per share data for a share of capital stock and selected information for each period are as follows:

                                                       CLASS A
                                  --------------------------------------------------
                                                                       PERIOD FROM
                                                                      SEPTEMBER 16,
                                                                        1994(b) TO
                                                                      SEPTEMBER 30,
                                   1997        1996       1995(a)          1994
                                  -------     -------     -------     --------------
Net asset value, beginning of
 period.......................    $ 11.42     $ 10.79     $ 10.34          $  10.54
                                  -------     -------     -------           -------
Income from investment
 operations:
  Net investment income.......        .30         .25         .20               .01
  Net gains or losses on
   securities (both realized
   and unrealized)............       2.25         .87         .56              (.21)
                                  -------     -------     -------           -------
    Total from investment
     operations...............       2.55        1.12         .76              (.20)
                                  -------     -------     -------           -------
Less distributions:
  Dividends from net
   investment income..........       (.40)       (.28)       (.19)               --
  Distributions from capital
   gains......................       (.28)       (.21)       (.12)               --
                                  -------     -------     -------           -------
    Total distributions.......       (.68)       (.49)       (.31)               --
                                  -------     -------     -------           -------
Net asset value, end of
 period.......................    $ 13.29     $ 11.42     $ 10.79          $  10.34
                                  -------     -------     -------           -------
                                  -------     -------     -------           -------
Total return (c)..............       23.1%       10.7%        7.4%             (1.9)%
Net assets, end of period (in
 thousands)...................    $54,090     $40,381     $30,949          $ 15,430
Ratio of expenses to average
 daily net assets (d).........       1.51%       1.85%       2.08%              .47%(e)
Ratio of net investment income
 to average daily net assets
 (d)..........................       2.54%       2.39%       2.22%              .14%(e)
Portfolio turnover rate
 (excluding short-term
 securities)..................       73.4%       56.1%       52.0%             12.1%
Average commission rate on
 common stock transactions
 (g)..........................    $ .0110     $ .0189         N/A               N/A

------------

(a) Effective March 1, 1995, the Fund entered into a new investment advisory agreement with Advantus Capital Management, Inc. Prior to March 1, 1995, the Fund had an investment advisory agreement with MIMLIC Asset Management Company.
(b) Commencement of operations.
(c) Total return figures are based on a share outstanding throughout the period and assumes reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(d) The Fund's Distributor and Adviser voluntarily waived or absorbed $114,735, $53,123, $56,482 and $4,034 in expenses for the years ended September 30, 1997, 1996 and 1995 and the period ended September 30, 1994, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net asses would have been 1.75%, 2.00%, 2.30% and .49%, respectively, and the ratio of net investment income to average daily net assets would have been 2.30%, 2.24%, 2.00% and .12%, respectively. If Class B shares had been charged for these expenses the ratio of expenses to average daily net assets would have been 2.47% and the ratio of net investment income of average daily net assets would have been 2.50% for the period ended September 30, 1997. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.45%, 2.61% and 3.00%, respectively and the ratio of net investment income to average daily net assets would have been 2.41%, 1.15% and 1.32% shares, respectively for the years ended September 30, 1997 and 1996 and the period ended September 30, 1995.

ADVANTUS INTERNATIONAL BALANCED FUND
NOTES TO FINANCIAL STATEMENTS--CONTINUED

                                     CLASS B                        CLASS C
                                  --------------     --------------------------------------
                                   PERIOD FROM                                PERIOD FROM
                                   JANUARY 31,           YEAR ENDED             MARCH 1,
                                    1997(b) TO          SEPTEMBER 30,          1995(b) TO
                                  SEPTEMBER 30,      -------------------     SEPTEMBER 30,
                                       1997           1997        1996            1995
                                  --------------     -------     -------     --------------
Net asset value, beginning of
 period.......................         $  11.95      $ 11.40     $ 10.77          $   9.95
                                         ------      -------     -------            ------
Income from investment
 operations:
  Net investment income.......              .16          .26         .15               .11
  Net gains or losses on
   securities (both realized
   and unrealized)............             1.30         2.16         .89               .91
                                         ------      -------     -------            ------
    Total from investment
     operations...............             1.46         2.42        1.04              1.02
                                         ------      -------     -------            ------
Less distributions:
  Dividends from net
   investment income..........             (.18)        (.30)       (.20)             (.13)
  Distributions from capital
   gains......................               --         (.28)       (.21)             (.07)
                                         ------      -------     -------            ------
    Total distributions.......             (.18)        (.58)       (.41)             (.20)
                                         ------      -------     -------            ------
Net asset value, end of
 period.......................         $  13.23      $ 13.24     $ 11.40          $  10.77
                                         ------      -------     -------            ------
                                         ------      -------     -------            ------
Total return (c)..............             12.3%        22.0%        9.9%             10.3%
Net assets, end of period (in
 thousands)...................         $  2,287      $ 4,025     $ 1,811          $    330
Ratio of expenses to average
 daily net assets (d).........             2.33%(f)     2.37%       2.61%             2.93%(f)
Ratio of net investment income
 to average daily net assets
 (d)..........................             2.64%(f)     2.50%       1.15%             1.39%(f)
Portfolio turnover rate
 (excluding short-term
 securities)..................             73.4%        73.4%       56.1%             52.0%
Average commission rate on
 common stock transactions
 (g)..........................         $  .0110      $ .0110     $ .0189               N/A

------------

(e) Ratios presented for the periods from September 16, 1994 to September 30, 1994 are not annualized as they are not indicative of anticipated results.
(f) Adjusted to an annual basis.
(g) Beginning in fiscal 1996, the Fund is required to disclose an average brokerage commission rate. The rate is calculated by dividing total brokerage commissions paid on purchases and sales of common stocks by the total number of related shares purchased and sold. The comparability of this information may be effected by the fact that commission rates per share vary significantly among foreign countries.

                                                    INDEPENDENT AUDITORS' REPORT

The Board of Directors
Advantus International Balanced Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Balanced Fund, Inc. (the Fund) as of September 30, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for the three years then ended and the period from September 16, 1994 to September 30, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased or sold but not received or delivered, we request confirmations from brokers, and where replies are not received, we carry out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 1997 and the results of its operations, changes in its net assets and financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

                                          KPMG Peat Marwick LLP

Minneapolis, Minnesota
November 7, 1997

ADVANTUS INTERNATIONAL BALANCED FUND
FEDERAL INCOME TAX INFORMATION

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 1997. Dividends for the 1997 calendar year will be reported to you on Form 1099-Div in late January 1998. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE
----------------------------------------------------------------------------------------------------------
December 26, 1996.........................................................................................  $  0.2377
March 26, 1997............................................................................................     0.0997
June 25, 1997.............................................................................................     0.0937
September 24, 1997........................................................................................     0.0357
                                                                                                            ---------
                                                                                                            $  0.4668
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term capital gains
December 19, 1996.........................................................................................  $  0.2094
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $.2377 payable on December 26, 1996 consisted of $.0699 from short-term capital gains (taxable as dividend income) and $.1678 from net investment income.

CLASS B

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE
----------------------------------------------------------------------------------------------------------
March 26, 1997............................................................................................  $  0.0967
June 25, 1997.............................................................................................     0.0642
September 24, 1997........................................................................................     0.0148
                                                                                                            ---------
                                                                                                            $  0.1757
                                                                                                            ---------
                                                                                                            ---------

CLASS C

Income distributions--taxable as dividend income, none qualifying for deduction by corporations

PAYABLE DATE
----------------------------------------------------------------------------------------------------------
December 26, 1996.........................................................................................  $  0.2155
March 26, 1997............................................................................................     0.0773
June 25, 1997.............................................................................................     0.0726
September 24, 1997........................................................................................     0.0086
                                                                                                            ---------
                                                                                                            $  0.3740
                                                                                                            ---------
                                                                                                            ---------
Capital gains distribution--taxable as long-term captial gains
December 19, 1996.........................................................................................  $  0.2094
                                                                                                            ---------
                                                                                                            ---------

    The distribution of $.2155 payable on December 26, 1996 consisted of $.0699 from short-term capital gains (taxable as dividend income) and $.1456 from net investment income.

                                            ADVANTUS INTERNATIONAL BALANCED FUND
                                       FEDERAL INCOME TAX INFORMATION--CONTINUED

    The fund has elected to pass-through foreign tax credits to its shareholders. The following information will aid you in filing your foreign tax credit.

                    CLASS A         CLASS A          CLASS B         CLASS B          CLASS C         CLASS C
                FOREIGN INCOME    FOREIGN TAX    FOREIGN INCOME    FOREIGN TAX    FOREIGN INCOME    FOREIGN TAX
COUNTRY            PER SHARE     PAID PER SHARE     PER SHARE     PAID PER SHARE     PER SHARE     PAID PER SHARE
--------------  ---------------  --------------  ---------------  --------------  ---------------  --------------
Australia.....   $    0.002462    $   0.001272    $    0.001091    $   0.000564    $    0.001887    $   0.000975
Austria.......        0.013636        0.000447         0.006040        0.000198         0.010451        0.000343
Belgium.......        0.002413        0.000362         0.001069        0.000160         0.001849        0.000277
Brazil........        0.002006        0.000233         0.000888        0.000103         0.001537        0.000179
Canada........        0.048810        0.000672         0.021619        0.000298         0.037410        0.000515
Denmark.......        0.029586              --         0.013105              --         0.022676              --
Finland.......        0.003551        0.000532         0.001573        0.000236         0.002722        0.000408
France........        0.015544        0.001656         0.006885        0.000733         0.011913        0.001269
Germany.......        0.033400        0.000066         0.014794        0.000029         0.025599        0.000051
Hong Kong.....        0.018848              --         0.008348              --         0.014446              --
Indonesia.....        0.000717        0.000108         0.000317        0.000048         0.000549        0.000083
Ireland.......        0.003765              --         0.001668              --         0.002886              --
Italy.........        0.048124        0.001492         0.021316        0.000661         0.036884        0.001144
Japan.........        0.007305              --         0.003236              --         0.005599              --
Mexico........        0.001369              --         0.000606              --         0.001049              --
Netherlands...        0.008697        0.001391         0.003852        0.000616         0.006666        0.001066
New Zealand...        0.025548        0.002702         0.011316        0.001197         0.019581        0.002071
Norway........        0.008870        0.001330         0.003929        0.000589         0.006798        0.001020
Phillipines...        0.000207        0.000019         0.000092        0.000008         0.000159        0.000015
Portugal......        0.001193        0.000208         0.000529        0.000092         0.000915        0.000160
Spain.........        0.053316        0.002813         0.023615        0.001246         0.040863        0.002156
South
 Africa.......        0.002553              --         0.001131              --         0.001957              --
Sweden........        0.031067        0.002834         0.013761        0.001255         0.023811        0.002172
Switzerland...        0.002356        0.000353         0.001044        0.000157         0.001806        0.000271
Thailand......        0.001172        0.000117         0.000519        0.000052         0.000898        0.000090
United
 Kingdom......        0.135814        0.018630         0.060156        0.008252         0.104093        0.014278
United
 States.......        0.052272        0.000998         0.023153        0.000442         0.040063        0.000765
                ---------------  --------------  ---------------  --------------  ---------------  --------------
                 $    0.554599    $   0.038237    $    0.245650    $   0.016937    $    0.425067    $   0.029307
                ---------------  --------------  ---------------  --------------  ---------------  --------------
                ---------------  --------------  ---------------  --------------  ---------------  --------------

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that apply to a particular Fund.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make four exchanges or telephone transfers between the Funds each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange or transfer within the calendar year. Systematic Exchange Plans are exempt from this charge.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive checks at specified intervals from your fund account--subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE TRANSFER: You may transfer money from one Advantus account to any other Advantus account you own just by calling our toll free number. Sign up for telephone exchanges on the Advantus Application or complete the telephone authorization form.

SYSTEMATIC TRANSFER: If you have an Advantus Money Market account you may transfer a set amount of money to another Advantus Fund to diversify your investment portfolio and take advantage of dollar-cost averaging.

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Mutual insurance premiums out of your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge on Advantus's non-money market funds.

SPECIAL PURCHASE PLANS: Our special purchase plans enable you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets). One of these plans--The Automatic Investment Plan--allows you to invest automatically each month from your checking or savings account.

IRAS, OTHER QUALIFIED PLAN: You can use the Advantus Family of Funds for your Individual Retirement Account or other qualified plan including SEPS, SIMPLE, profit sharing, money purchase or defined benefit plans.

GROUP INVESTMENT PLAN: This plan provides employers and employees with a convenient means for investing in the funds through payroll deduction.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account. Amounts over $1,000 may be wire transferred to your personal bank account. The prevailing wire charge will be added to the withdrawal amount. Sign up for telephone redemption on the Advantus Application or complete a Service Request Form. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate (monthly statements for your Money Market account) and quarterly reports to help you track all of your investments in the Advantus Family of Funds, and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call (1-800-665-6005). Our voice response system is available from 7 a.m. to 3 a.m. Central Time Monday through Friday, and 8 a.m. to 5 p.m. on Saturday. This system allows you to access current net asset values and your account balances.

HOW TO INVEST

    You can invest in one or more of the ten Advantus Funds through your local registered representative of Ascend Financial Services, Inc. (formerly known as MIMLIC Sales Corporation), distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Systematic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

    Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management.

    Advantus Capital Management, Inc. manages twelve mutual funds containing $2.5 billion in assets in addition to $1.8 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 11 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                         [ADVANTUS-TM- FAMILY OF FUNDS]
                                    ASCEND FINANCIAL SERVICES, INC.,
                                    SECURITIES DEALER, MEMBER NASD/SIPC
                                    400 ROBERT STREET NORTH
                                    ST. PAUL, MN 55101-2098
                                    1-800-AFS-1838
                                    (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                         BULK RATE
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING AND RETURN POSTAGE GUARANTEED,
ADDRESS CORRECTION REQUESTED

F.48651 Rev. 11-1997